Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Syms Corp (the “Company”) on Form 10-K for the year ended February 27, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Raymond Siconolfi, Controller and Chief Accounting Officer of the Company, certify, to the best of my knowledge, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Raymond Siconolfi

Raymond Siconolfi
Controller and Chief Accounting Officer
Syms Corp
May 13, 2010